Exhibit 99.1
AMENDED AND RESTATED BYLAWS
OF
COMPLETE PRODUCTION SERVICES, INC.
Dated as of ~~September 12, 2005~~ February 21, 2008

[TABLE OF CONTENTS REMOVED FOR PURPOSES OF THIS REDLINE]

AMENDED AND RESTATED BYLAWS
OF
COMPLETE PRODUCTION SERVICES, INC.
ARTICLE I
OFFICES AND RECORDS
Complete Production Services, Inc. (the “Corporation”) shall maintain a registered office in the state of Delaware and may maintain such other offices and keep its books, documents and records at such places within or without the state of Delaware as may, from time to time, be designated by the board of directors of the Corporation (collectively, the “Board” and each director, a “Director”) or as the business of the Corporation may from time to time require.
ARTICLE II
STOCKHOLDERS
Section 2.1 Annual Meeting. The annual meeting of the stockholders of the Corporation shall be held at such place, if any, either within or without the state of Delaware, on such date and at such time as may be fixed by resolution of the Board. The Board may specify by resolution prior to any special meeting of stockholders held within the year that such special meeting shall be in lieu of the annual meeting.
Section 2.2 Special Meeting. Except as otherwise required by ~~law and subject to the rights of the holders of any class or series of stock having a preference over the Common Stock, as defined in~~statute or by the Amended and Restated Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”), ~~as to dividends or upon liquidation,~~ special meetings of the stockholders of the Corporation for any purpose or purposes may be called only by:
     (a) the Board pursuant to a resolution stating the purpose or purposes thereof approved by a majority of the ~~total number of authorized Directors, whether or not there exists any vacancy in previously authorized directorships (the “Whole Board”)~~Board, or
     (b) the Chairman of the Board.
No business other than that stated in the notice shall be transacted at any special meeting.
Section 2.3 Place of Meeting. The Board or the Chairman of the Board, as the case may be, may designate the place of meeting for any annual meeting or for any special meeting of the stockholders. If no designation is so made, the place of meeting shall be the principal office of the Corporation. Notwithstanding the foregoing, the Board may, in its sole discretion, determine that the meeting shall not be held at any place, but shall be solely by means of remote communication, subject to such guidelines and procedures as the Board may adopt, as permitted by applicable law.
Section 2.4 Fixing Record Dates. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date: (1) in the case of determination of stockholders entitled to vote at any meeting of stockholders or adjournment thereof, shall, unless otherwise required by law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting; and (2) in the case of any other action, shall not be more than sixty (60) days prior to such other action. If no record date is fixed: (1) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; and (2) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.
Section 2.5 Notice of Meeting. Notice of the meeting of stockholders, stating the place, ~~day~~if any, date and hour of the meeting and the means of remote communication, if any, by which stockholders and proxyholders may be deemed present in person and vote at such meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be given not less than ten calendar days nor more than 60 calendar days before the date of the meeting to each stockholder of record entitled to vote at such meeting, except as otherwise provided herein or required by law or, the Certificate of Incorporation. or these Bylaws. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail with postage thereon prepaid, addressed to the stockholder at such person’s address as it appears on the stock transfer books of the Corporation. Without limiting the manner by which notice otherwise may be given to stockholders, any notice to stockholders may be given by electronic transmission in the manner provided by Section 232 of the Delaware General Corporation Law (the “DGCL”). Meetings may be held without notice if all stockholders entitled to vote are present (without being present for the purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened), or if notice is waived by those not present in accordance with Section 7.4 of these Bylaws. The Board may cancel, reschedule or postpone any previously scheduled annual or special meeting.
Section 2.6 Quorum and Adjournment; Voting. Except as otherwise provided by law ~~or~~, by the Certificate of Incorporation or these Bylaws, the holders of a majority of the voting power of all outstanding shares of the Corporation entitled to vote ~~in~~at the ~~election of Directors~~meeting (the “Voting Stock”), represented in person or by proxy, shall be necessary and sufficient to constitute a quorum at a meeting of stockholders, except that when specified business is to be voted on by a class or series of stock voting separately as a class, the holders of a majority of the voting power of all outstanding shares of such class or series represented in person or by proxy shall constitute a quorum of such class or series for the transaction of such business. ~~The~~ In the absence of a quorum, the stockholders so present may, by a majority of the voting power thereof, adjourn the meeting from time to time in manner provided in this Section 2.6 until a quorum shall attend. In addition, the chairman of the meeting, as determined by Article IV of these Bylaws, may adjourn the meeting, annual or special, from time to time, whether or not there is such a quorum. No notice of the time and place of adjourned meetings need be given if the time and place, if any, thereof, and the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which adjournment is taken; provided, however, that if the date of any adjourned meeting is more than 30 days after the date for which notice was originally given, or if a new record date is fixed for the adjourned meeting, notice of the place, if any, date and time of the adjourned meeting and the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting, shall be given ~~in conformity herewith.~~to each stockholder of record entitled to vote at the adjourned meeting consistent with the new record date. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the original meeting. The stockholders present at a duly called meeting at which a quorum is present may continue to transact business ~~until adjournment~~for the remainder of that meeting and for any adjournment of that meeting unless a new record date is or must be sent for the adjourned meeting, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.
Section 2.7 Proxies and Voting.
          (a) General. Except as otherwise provided by or pursuant to the provisions of the Certificate of Incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by such stockholder which has voting power upon the matter in question. At all meetings of stockholders, a stockholder may vote by proxy executed in writing (or in such other manner permitted by the DGCL) by the stockholder or by such person’s duly authorized attorney-in-fact., but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by delivering to the Secretary of the Corporation a revocation of the proxy or a new proxy bearing a later date.
          (b) Participation and Voting By Means of Remote Communication. If authorized by the Board in accordance with these Bylaws and applicable law, stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication, (a) participate in a meeting of stockholders and (b) be deemed present in person and vote at a meeting of stockholders, whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (i) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder, (ii) the Corporation shall implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (iii) if any stockholders or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.
     Section 2.8 Notice of Stockholder Business and Nominations.
          (a) Annual Meetings of Stockholders.
               (i) Nominations of persons for election to the Board and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders only (A) pursuant to the Corporation’s notice of meeting in accordance with Section 2.5 of these Bylaws, (B) by or at the direction of the Board, or (C) by any stockholder of the Corporation who was a stockholder of record of the Corporation on the record date of the meeting and at the time the notice provided for in this ~~Bylaw was given~~Section 2.8 is delivered to the Secretary of the Corporation, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this ~~Bylaw.~~Section 2.8.
               (ii) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (C) of Section 2.8(a)(i) hereof, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such business must be a proper matter for stockholder action under applicable law. To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th calendar day prior to the first anniversary of the date of the preceding year’s annual meeting nor later than the close of business on the 90th calendar day prior to the first anniversary of the date of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 calendar days before or more than 70 calendar days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th calendar day prior to such annual meeting nor later than the close of business on the later of the 90th calendar day prior to such annual meeting or the 10th calendar day following the calendar day on which public announcement, if any, of the date of such meeting is first made by the Corporation. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. Such stockholder’s notice shall set forth (A) as to each person whom the stockholder proposes to nominate for election or reelection as a Director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of Directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 14a-11 thereunder and such person’s written consent to being named in the proxy statement as a nominee and to serving as a Director if elected; (B) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the Bylaws of the Corporation, the language of the proposed amendment), the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (C) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (1) the name and address of such stockholder, as they appear on the Corporation’s books, and of such beneficial owner, (2) the class and number of shares of capital stock the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner, (3) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, and (4) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (b) otherwise to solicit proxies from stockholders in support of such proposal or nomination. ~~From and after the first closing of an underwritten public offering of Common Stock of the Corporation registered under the Securities Act, pursuant to which such shares of Common Stock are authorized and approved for listing on a national securities exchange or admitted to trading and quoted in the Nasdaq National Market or comparable system (“a Qualified Public Offering”), the~~ The foregoing notice requirements shall be deemed satisfied by a stockholder if the stockholder has notified the Corporation of his or her intention to present a proposal or nomination at an annual meeting in compliance with applicable rules and regulations promulgated under the Exchange Act and such stockholder’s proposal or nomination has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such annual meeting. The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Corporation.
               (iii) Notwithstanding anything in the second sentence of paragraph (a)(ii) of this Bylaw to the contrary, ~~from and after a Qualified Public Offering,~~ in the event that the number of Directors to be elected to the Board at the annual meeting is increased and there is no public announcement by the Corporation naming all of the nominees for ~~Director or specifying the size of the increased Board~~the additional directorships to be filled at the meeting at least 100 calendar days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by this Bylaw shall be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th calendar day following the day on which such public announcement is first made by the Corporation.
          (b) Special Meetings of the Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting under Section 2.5 of these Bylaws. Nominations of persons for election to the Board may be made at a special meeting of stockholders at which Directors are to be elected pursuant to the Corporation’s notice of meeting (i) by or at the direction of the Board, or (ii) provided that the Board has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in this ~~Bylaw, who shall be~~Section 2.8 to the Secretary of the Corporation, who is entitled to vote at the meeting and upon such election and who complies with the notice procedures set forth in this ~~Bylaw.~~ Section 2.8. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more Directors to the Board, any stockholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting pursuant to clause (ii) if the stockholder’s notice required by paragraph (a)(ii) of this ~~Bylaw~~Section 2.8 shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th calendar day prior to such special meeting, nor later than the close of business on the later of the 90th calendar day prior to such special meeting or the 10th calendar day following the day on which public announcement, if any, is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.
          (c) General.
     (i) Only such persons who are nominated in accordance with the procedures set forth in this ~~Bylaw~~Section 2.8 shall be eligible to be elected at an annual or special meeting of stockholders of the Corporation to serve as Directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this ~~Bylaw.~~ Section 2.8. Except as otherwise provided by law, the chairman of the meeting shall have the power and duty (a) to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this ~~Bylaw~~Section 2.8 (including whether the stockholder or beneficial owner, if any, on whose behalf the nomination or proposal is made solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies in support of such stockholder’s nominee or proposal in compliance with such stockholder’s representation as required by clause (a)(ii)(C)(4) of this Section 2.8) and (b) if any proposed nomination or business was not made or proposed in compliance with this ~~Bylaw,~~Section 2.8, to declare that such nomination shall be disregarded or that such proposed business shall not be transacted. Notwithstanding the foregoing provisions of this ~~Bylaw,~~Section 2.8, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or proposed business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Bylaw, to be considered a qualified representative of the stockholder, a person must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, to the Secretary of the Corporation at the meeting of the stockholders.
     (ii) For purposes of this ~~Bylaw,~~Section 2.8, “public announcement” shall mean any method (or combination of methods) of disclosure that is reasonably designed to provide broad, non-exclusionary distribution of the information to the public and shall include disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or the furnishing or filing of any document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

          (iii) ~~From and after a Qualified Public Offering~~,Notwithstanding the foregoing provisions of this Section 2.8, a stockholder must also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Bylaw. Nothing in this Bylaw shall be deemed to affect any rights (A) of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act or (B) of the holders of any series of Preferred Stock to elect Directors under ~~an~~any applicable ~~Preferred Stock Designation (as defined in~~provisions of the Certificate of Incorporation).
Section 2.9 Procedure for Election of Directors. ~~Election of Directors at all meetings of the stockholders at which Directors are to be elected shall be by ballot unless otherwise determined by the Board prior to such meeting, and, subject~~ Subject to the rights of the holders of any series of Preferred Stock to elect Directors under ~~an~~any applicable ~~Preferred Stock Designation~~provisions of the Certificate of Incorporation, a plurality of the votes cast ~~thereat~~at a meeting of stockholders shall be sufficient to elect Directors.
Section 2.10 Required Vote. Except as otherwise provided by ~~law~~applicable law, any regulation applicable to the Corporation or its securities, the rules or regulations of any stock exchange or quotation system applicable to the Corporation, the Certificate of Incorporation, ~~any Preferred Stock Designation~~ or these Bylaws, in all matters other than the election of Directors, the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the matter shall be the act of the stockholders. Voting at meetings of stockholders need not be by written ballot.
Section 2.11 Inspectors of Elections; Opening and Closing the Polls. The Board by resolution may, or, if required by law, shall, appoint, or shall authorize an officer of the Corporation to appoint, one or more inspectors, which inspector or inspectors may include individuals who serve the Corporation in other capacities, including, without limitation, as officers, employees, agents or representatives, to act at the meetings of stockholders and make a written report thereof. One or more persons may be designated as alternate inspector(s) to replace any inspector who fails to act. If no inspector or alternate has been appointed to act or is able to act at a meeting of the stockholders, the chairman of the meeting may, or, if required by applicable law, shall, appoint one or more inspectors to act at the meeting. Each inspector, before discharging such person’s duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of such person’s ability. The inspector~~(s) shall have the duties prescribed by law.~~  or inspectors so appointed or designated shall (i) ascertain the number of shares of capital stock of the Corporation outstanding and the voting power of each such share, (ii) determine the shares of capital stock of the Corporation represented at the meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (v) certify their determination of the number of shares of capital stock of the Corporation represented at the meeting and such inspectors’ count of all votes and ballots. Such certification and report shall specify such other information as may be required by law. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders of the corporation, the inspectors may consider such information as is permitted by applicable law. No person who is a candidate for an office at an election may serve as an inspector at such election. The chairman of the meeting shall fix and announce at the meeting the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting.
Section 2.12 Conduct of Meetings. The Board may to the extent not prohibited by law adopt such rules and regulations for the conduct of meetings of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board, the chairman of any meeting of stockholders shall have the right and authority to convene and adjourn the meeting, prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board or prescribed by the chairman of the meeting, may to the extent not prohibited by law include, without limitation, the following: (a) the establishment of an agenda or order of business for the meeting; (b) rules and procedures for maintaining order at the meeting and the safety of those present; (c) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (d) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (e) limitations on the time allotted to questions or comments by participants. The chairman of the meeting, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall, if the facts warrant, determine and declare to the meeting that a matter or business was not properly brought before the meeting and if such chairman should so determine, such person shall so declare to the meeting, and any such matter or business not properly brought before the meeting shall not be transacted or considered. Unless and to the extent determined by the Board or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.
Section 2.13 Action by Consent of Stockholders. Except as otherwise provided by law or the Certificate of Incorporation, ~~prior to the first date (the “Trigger Date”) upon which SCF-IV, L.P., a Delaware limited partnership (“SCF”), is not the holder of record (directly or through its Affiliates, as defined below) of a majority of the outstanding voting stock of the Corporation entitled to vote generally in the election of Directors, any action required or permitted to be taken by the stockholders of the Corporation may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. On and after the Trigger Date,~~ any action required or permitted to be taken by the stockholders of the Corporation must be taken at a duly held annual or special meeting of stockholders and may not be taken by any consent in writing of such stockholders. ~~For purposes of this Section 2.13, “Affiliate” shall have the meaning set forth in Rule 12b-2 promulgated under the Securities Exchange Act of 1934.~~
Section 2.14 List of Stockholders Entitled to Vote. The officer who has charge of the stock ledger shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting at least ten (10) days prior to the meeting (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of meeting or (ii) during ordinary business hours at the principal place of business of the corporation. If the meeting is to be held at a place, the list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, the list shall also be open to the examination of any stockholder during the whole time thereof on a reasonably accessible electronic network and the information required to access such list shall be provided with the notice of the meeting. Except as otherwise provided by law, the stock ledger shall be the only evidence as to who are the stockholders entitled to examine the list of stockholders required by this Section 2.14 or to vote in person or by proxy at any meeting of stockholders.
Section 2.15 Organization. Meetings of the stockholders shall be presided over by the Chairman of the Board, if any, or in his absence by the Vice Chairman of the Board, if any, or in his absence by the Chief Executive Officer, or in his absence by the President, or in the absence of the foregoing persons a chairman designated by the Board, or in the absence of such designation by the Board, a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his absence the chairman of the meeting may appoint any person to act as secretary of the meeting.
ARTICLE III
THE BOARD
Section 3.1 General Powers. The business and affairs of the Corporation shall be managed by and under the direction of the Board. In addition to the powers and authorities expressly conferred upon the Board by these Bylaws, the Board may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute, by the Certificate of Incorporation or by these Bylaws required to be exercised or done by the stockholders. Except as otherwise provided by law, these Bylaws or by the Certificate of Incorporation, all decisions of the Board shall require the affirmative vote of a majority of the Directors present at a meeting at which a quorum is present.
Section 3.2 Number; Qualifications. Subject to the rights of any series of Preferred Stock to elect Directors under specified circumstances, the number of the Directors constituting the entire Board shall be fixed from time to time exclusively by resolution adopted by a majority of the ~~Whole~~ Board. A Director need not be a stockholder of the Corporation.
Section 3.3 Organization. Meetings of the Board shall be presided over by the Chairman of the Board, if any, or in his absence by the Vice Chairman of the Board, if any, or in his absence by the Chief Executive Officer, or in his absence by the President, or in the absence of the foregoing persons, a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his absence the chairman of the meeting may appoint any person to act as secretary of the meeting.
Section 3.4 ~~Section 3.3.~~ Regular Meetings. ~~The Board shall meet at least four times a year.~~

Regular meetings shall be held at such place or places, and at such time or times as shall have been established by the Chairman of the Board or the Board and communicated to all Directors. A notice of each regular meeting shall not be required.
Section 3.5 ~~Section 3.4.~~ Special Meetings. A special meeting of the Board may be called at the request of (a) the Chairman of the Board, (b) the President or (c) any two or more Directors, and such meeting shall be held at such place, on such date, and at such time as he or she shall fix. Notice of the place, date, time and purpose of each such special meeting shall be given to each Director, by whom it is not waived, by mailing written notice not less than 5 days before the meeting or personally or by telephone ~~or by~~, facsimile or other means of electronic transmission ~~of the same~~ not less than 24 hours before the meeting.
Section 3.6 ~~Section 3.5.~~ Conference Telephone Meetings. Members of the Board or any committee thereof may participate in a meeting of the Board or such committee by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at such meeting.
Section 3.7 ~~Section 3.6.~~ Quorum; Conduct of Business. A majority of the ~~Whole Board~~total number of authorized Directors, whether or not there exists any vacancy in previously authorized directorships, (the “Whole Board”) present in person or participating in accordance with Section 3.5 shall constitute a quorum for the transaction of business, but if at any meeting of the Board there shall be less than a quorum present, a majority of the Directors present may adjourn the meeting from time to time without further notice. Subject to applicable law and any provisions of these Bylaws or the Certificate of Incorporation, the act of the majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board.
Section 3.8 ~~Section 3.7.~~ Vacancies; Increases in the Number of Directors. Subject to the rights of the holders of any series of Preferred Stock then outstanding to elect additional Directors under specified circumstances and except as otherwise provided by law, resolution of the Board or in the Certificate of Incorporation, vacancies and newly created directorships resulting from any increase in the authorized number of Directors may be filled only by the affirmative vote of the majority of the Directors then in office, although less than a quorum, or a sole remaining Director (and not by the stockholders); and any Director so chosen shall hold office until the next ~~election~~ annual meeting of stockholders at which the term of office of the class for which such Director has been chosenelected expires and until his or her successor ~~shall be~~has been duly elected and ~~shall qualify, unless sooner displaced.~~ qualified or until his or her earlier death, resignation or removal from office.
Section 3.9 ~~Section 3.8.~~ Committees.
     (a) The Board may, subject to applicable law, establish committees of the Board and may delegate its powers and authority to such committees. Each such committee shall consist of one or more of the Directors. The Board may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent permitted by law and to the extent provided in the resolution of the Board, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it.
~~(b) From and after a Qualified Public Offering, the Board shall have an audit committee meeting the independence and experience requirements set forth in Rule 10A-3 under the Exchange Act and in the listing standards of the principal exchange on which the Common Stock of the Corporation is traded, if any, in each case as of the date of these Bylaws for membership on the audit committee of the Board, including any transition rules that may apply. The audit committee shall establish, and the Board shall authorize and approve, a written audit committee charter in accordance with the rules of the principal exchange on which the Common Stock of the Corporation is traded, if any, as amended from time to time.~~
~~(c) From and after a Qualified Public Offering, the Board shall have a compensation committee meeting the independence requirements set forth in the listing standards of the principal exchange on which the Common Stock of the Corporation is traded, if any, as of the date of these Bylaws for membership on the compensation committee of the Board, including any transition rules that may apply. The compensation committee shall establish, and the Board shall authorize and approve, a written compensation committee charter in accordance with the rules of the principal exchange on which the Common Stock of the Corporation is traded, if any, as amended from time to time.~~
~~(d) From and after a Qualified Public Offering, the Board shall have nominating and governance committee meeting the independence requirements set forth in the listing standards of the principal exchange on which the Common Stock of the Corporation is traded, if any, as of the date of these Bylaws for membership on the nominating and governance committee of the Board, including any transition rules that may apply. The nominating and governance committee shall establish, and the Board shall authorize and approve, a written nominating and governance committee charter in accordance with the rules of the principal exchange on which the Common Stock of the Corporation is traded, if any, as amended from time to time.~~
     (b) ~~(e)~~ Unless the Board shall otherwise provide, ~~a majority of any~~each committee designated by the Board may fix the time and place of its meetings and may ~~determine its action.~~make, alter and repeal rules for the conduct of its business. Notice of such meetings shall be given to each member of the committee in the manner provided for in Section 3.4 of these Bylaws. The Board shall have power at any time to fill vacancies in, to change the membership of, or to dissolve any committee. Notwithstanding paragraph (a) of this Bylaw, nothing herein shall be deemed to prevent the Board from appointing one or more committees consisting in whole or in part of persons who are not Directors; provided, however, that no such committee shall have or may exercise any authority of the Board.
Section 3.10 ~~Section 3.9.~~ Action by Consent of Board or Committee. ~~The~~ Unless otherwise restricted in the Certificate of Incorporation or these Bylaws, the Board and any committee thereof may act without a meeting so long as all members of the Board or committee shall have consented thereto in writing (which may be in counterparts) or by electronic transmission and such written consent or consents or electronic transmission ~~is~~or transmissions are filed with the minutes of the proceedings of the Board or such committee, ~~as appropriate.~~ in accordance with applicable law.
Section 3.11 ~~Section 3.10.~~ Records. The Board shall cause to be kept a record containing the minutes of the proceedings of the meetings of the Board and of the stockholders, appropriate stock books and registers and such books of records and accounts as may be necessary for the proper conduct of the business of the Corporation.
Section 3.12 Reliance upon Records. Every director, and every member of any committee of the Board, shall, in the performance of his or her duties, be fully protected in relying in good faith upon the records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or committees of the Board, or by any other person as to matters the director or member reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation, including, but not limited to, such records, information, opinions, reports or statements as to the value and amount of the assets, liabilities and/or net profits of the Corporation, or any other facts pertinent to the existence and amount of surplus or other funds from which dividends might properly be declared and paid, or with which the Corporation’s capital stock might properly be purchased or redeemed.
Section 3.13 Interested Directors. A director who is directly or indirectly a party to a contract or transaction with the Corporation, or is a director or officer of or has a financial interest in any other corporation, partnership, association or other organization which is a party to a contract or transaction with the Corporation, may be counted in determining whether a quorum is present at any meeting of the Board or a committee thereof at which such contract or transaction is considered or authorized, and such director may participate in such meeting and vote on such authorization if the material facts as to such director’s relationship or interest and as to the contract or transaction are disclosed or are known to the Board or the committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors are less than a quorum.
Section 3.14 Chairman of the Board. The Directors shall elect the Chairman of the Board from among the Directors. He or she shall make reports to the Board and the stockholders and shall see that all orders and resolutions of the Board and of any committee thereof are carried into effect. The Chairman of the Board may also serve as President or Chief Executive Officer, if so elected by the Board. The Directors also may elect a vice-chairman to act in the place of the Chairman of the Board upon his or her absence or inability to act.
ARTICLE IV
OFFICERS
Section 4.1 Officers. The officers of the Corporation shall be elected by, and serve at the pleasure of, the Board. Such officers shall have the authority and duties delegated to each of them, respectively, by these Bylaws or the Board from time to time. The officers of the

Corporation may be ~~a Chairman of the Board,~~ a Chief Executive Officer, a President, a Secretary, a Treasurer, and such other officers (including, without limitation, Executive Vice Presidents, Senior Vice Presidents and Vice Presidents) as the Board from time to time may deem proper. The Board may from time to time elect such other officers (including one or more Vice Presidents, Controllers, Assistant Secretaries and Assistant Treasurers) and such agents as may be necessary or desirable for the conduct of the business of the Corporation. Such other officers and agents shall have such duties and shall hold their offices for such terms as shall be provided in these Bylaws or as may be prescribed by the Board, as the case may be. Any number of offices may be held by the same person. ~~From and after a Qualified Public Offering, the salary of the Chief Executive Officer shall be fixed from time to time by, and the salaries of the other executive officers elected by the Board shall be recommended from time to time by, the compensation committee of the Board, if such committee is then established or, if such committee is not then established, by the Board or by such officers as may be designated by resolution of the Board.~~
Section 4.2 ~~Election~~Appointment and Term of Office. The officers of the Corporation shall be ~~elected~~appointed annually by the Board at the regular meeting of the Board held after the annual meeting of the stockholders. If the ~~election~~appointment of officers shall not be held at such meeting, such ~~election~~appointment shall be held as soon thereafter as convenient. Each officer shall hold office until such person’s successor shall have been duly ~~elected~~appointed and shall have qualified or until such person’s death or until he or she shall resign or be removed pursuant to Section 4.9.
~~Section 4.3. Chairman of the Board. The Directors shall elect the Chairman of the Board from among the Directors. The Chairman of the Board shall preside at all meetings of the stockholders and of the Board. He or she shall make reports to the Board and the stockholders and shall see that all orders and resolutions of the Board and of any committee thereof are carried into effect. The Chairman of the Board may also serve as President or Chief Executive Officer, if so elected by the Board. The Directors also may elect a vice-chairman to act in the place of the Chairman of the Board upon his or her absence or inability to act.~~
Section 4.3 ~~Section 4.4.~~ Chief Executive Officer. The Chief Executive Officer shall be responsible for the general management of the affairs of the Corporation and shall perform all duties and have all powers (subject to the control of the Board) that are commonly incidental to the office of chief executive officer , which may be required by law and all such other duties as are properly required of or delegated to him or her by the Board. Unless the Board has elected a vice-chairman and such vice-chairman is able to act in the place of the Chairman of the Board, the Chief Executive Officer, if he or she is also a director, shall, in the absence, or because of the inability to act, of the Chairman of the Board, perform all duties of the Chairman of the Board and preside as chairman at all meetings of stockholders and the Board.
Section 4.4 ~~Section 4.5.~~ President. The President shall act in a general executive capacity and shall assist the Chief Executive Officer in the administration and operation of the Corporation’s business and general supervision of its policies and affairs~~.~~, subject to the control of the Board. The President shall have such other powers and shall perform such other duties as shall be properly assigned or delegated to him or her by the Board or the Chairman of the Board. If the Board shall not have elected a Chief Executive Officer, the President shall have such authority and shall perform such additional duties as in these Bylaws is provided for the office of Chief Executive Officer.
Section 4.5 ~~Section 4.6.~~ Vice Presidents. Each Executive Vice President, Senior Vice President and Vice President shall have such powers and shall perform such duties as shall be properly assigned or delegated to him or her from time to time by the Board or the Chairman of the Board or the Chief Executive Officer, the President or the senior officer to whom such officer reports or such duties as are customarily performed by such officer.
Section 4.6 ~~Section 4.7.~~ Treasurer. The Treasurer shall exercise general supervision over the receipt, custody and disbursement of corporate funds. The Treasurer shall cause the funds of the Corporation to be deposited in such banks as may be authorized by the Board, or in such banks as may be designated as depositories in the manner provided by resolution of the Board. The Treasurer shall, in general, perform all duties and have all powers that are commonly incident to the office of the Treasurer and shall have such further powers and duties (subject to the control of the Board) and shall be subject to such directions as may be properly granted or imposed from time to time by the Board or the Chairman of the Board or the Chief Executive Officer or the President.
Section 4.7 ~~Section 4.8.~~ Secretary. The Secretary shall keep or cause to be kept, in one or more books provided for that purpose, the minutes of all meetings of the Board, the committees of the Board and the stockholders. The Secretary shall see that all authorized notices are duly given in accordance with the provisions of these Bylaws and as required by law; shall be custodian of the records and the seal of the Corporation and, if necessary or appropriate, affix and attest the seal to all stock certificates of the Corporation (unless the seal of the Corporation on such certificates shall be a facsimile, as hereinafter provided) and, if necessary or appropriate, affix and attest the seal to all other documents to be executed on behalf of the Corporation under its seal; and shall see that the books, reports, statements, certificates and other documents and records required by law to be kept and filed are properly kept and filed; and in general, shall perform all the duties and have all powers that are commonly incident to the office of Secretary, subject to the control of the Board, and such other duties as from time to time may be assigned to the Secretary by the Board or the Chairman of the Board or the Chief Executive Officer or the President.
Section 4.8 ~~Section 4.9.~~ Removal. Any officer elected by the Board may be removed at any time, with or without cause, by the Board whenever, in the judgment of the Board, the best interests of the Corporation would be served thereby. Any officer not elected by the Board ~~other than the Chairman of the Board, the Chief Executive Officer or the President~~ may be removed at any time, with or without cause, by the Chief Executive Officer whenever, in the judgment of the Chief Executive Officer, the best interests of the Corporation would be served thereby. Such removal shall be without prejudice to the contractual rights, if any, of the person so removed.
Section 4.9 ~~Section 4.10.~~ Vacancies. A newly created elected office and a vacancy in any elected office because of death, resignation or ~~removal~~any other cause may be filled ~~by the Board~~ for the unexpired portion of the term ~~at any meeting~~ of the ~~Board.~~ office in the manner prescribed by these Bylaws.

Section 4.10 ~~Section 4.11.~~ Delegation of Authority. The Board may from time to time delegate the powers or duties of any officer to any other officers or agents, notwithstanding any provision hereof.
ARTICLE V
STOCK CERTIFICATES AND TRANSFERS
Section 5.1 Stock Certificates and Transfers. The interest of each stockholder of the Corporation shall be evidenced by certificates for shares of stock in such form as the Board may from time to time prescribe~~.~~ , or may be uncertificated. The shares of the stock of the Corporation shall be transferred on the books of the Corporation by the holder thereof in person or by such person’s attorney, and if such shares are represented by a certificate upon surrender for cancellation of certificates for at least the same number of shares (except where a certificate is issued in accordance with Section 5.2 below), with an assignment and power of transfer endorsed thereon or attached thereto, duly executed, with such proof of the authenticity of the signature as the Corporation or its agents may reasonably require. All or any of the signatures on such certificates may be in facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue. Notwithstanding the foregoing provisions regarding share certificates, but subject to the requirements and limitations of applicable law, the Board may provide by resolution that some or all of any or all classes or series of the Corporation’s common or any preferred shares may be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate in surrendered to the corporation.
Section 5.2 Lost, Stolen or Destroyed Certificates. No certificate for shares of stock or uncertificated shares in the Corporation shall be issued in place of any certificate alleged to have been lost, destroyed or stolen, except on production of such evidence of such loss, destruction or theft and on delivery to the Corporation of a bond of indemnity in such amount, upon such terms and secured by such surety, as the Board or any financial officer may in its or such person’s discretion require.
ARTICLE VI
INDEMNIFICATION OF DIRECTORS AND OFFICERS
Section 6.1 Right to Indemnification. Each person who was or is made a party or witness to or is threatened to be made a party or witness to or is otherwise involved in any threatened, pending or completed action, suit, inquiry or proceeding, whether brought by or in the right of the Corporation or otherwise , whether civil, criminal, administrative, arbitrative or investigative (hereinafter, a “proceeding”), by reason of the fact that such person, or a person of whom such person is the legal representative, is or was a Director or officer of the Corporation or, while a Director or officer of the Corporation, is or was serving at the written request of the Corporation’s Board or its designee as a director, officer, employee, trustee or agent of another corporation or of a partnership, limited liability company, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee, trustee or agent or in any other capacity while serving as a director, officer, employee, trustee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by law, including but not limited to the DGCL, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said Law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including, without limitation, attorneys’ fees, judgments, fines, amounts paid or to be paid in settlement and excise taxes or penalties arising under the Employment Retirement Income Security Act of 1974, as in effect from time to time) reasonably incurred or suffered by such person in connection therewith; provided, however, that, except as provided in Section 6.2 hereof, the Corporation shall indemnify any such person seeking indemnification in connection with ~~a~~an action, suit or proceeding (or part thereof) initiated by such person only if such action, suit or proceeding (or part thereof) was authorized by the Board.  ~~The right to indemnification conferred in this Section 6.1 shall be a contract right.~~  The Corporation shall prepay the expenses, including attorney’s fees, incurred in defending any such proceeding in advance of its final disposition, any advance payments to be paid by the Corporation within 20 calendar days after the receipt by the Corporation of a statement or statements from the claimant requesting such advance or advances from time to time; provided, however, that, if and to the extent the DGCL requires, the payment of such expenses incurred by a Director or officer in such person’s capacity as a Director or officer in advance of the final disposition of a proceeding shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such Director or officer, to repay all amounts so advanced if it shall ultimately be determined by a court or other tribunal that such Director or officer is not entitled to be indemnified under this Section 6.1 or otherwise. The Corporation may, to the extent authorized from time to time by the Board, grant rights to indemnification, and rights to have the Corporation pay the expenses incurred in defending any proceeding in advance of its final disposition, to any employee, trustee or agent of the Corporation to the fullest extent of the provisions of this Article VI with respect to the indemnification and advancement of expenses of Directors and officers of the Corporation and may enter into Indemnity Agreements to such effect.
Section 6.2 Right of Claimant to Bring Suit. If a claim under Section 6.1 of this Article VI is not paid in full by the Corporation within 60 calendar days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standard of conduct which makes it permissible under the DGCL for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board, committee thereof, independent legal counsel or its stockholders) to have made a determination prior to the circumstances that the claimant has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including its Board, committee thereof, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

Section 6.3 Non-Exclusivity of Rights. The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Article VI shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, Bylaw, D&O Insurance, agreement, vote of stockholders or disinterested Directors or otherwise. No repeal or modification of this Article VI shall in any way diminish or adversely affect the rights of any Director, officer, employee, trustee or agent of the Corporation hereunder in respect of any occurrence or matter arising prior to any such repeal or modification.
Section 6.4 Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any Director, officer, employee, trustee or agent of the Corporation or another corporation, partnership, limited liability company, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.
Section 6.5 Severability. If any provision or provisions of this Article VI shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (i) the validity, legality and enforceability of the remaining provisions of this Article VI (including, without limitation, each portion of any paragraph of this Article VI containing any such provision held to be invalid, illegal or unenforceable, that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (ii) to the fullest extent possible, the provisions of this Article VI (including, without limitation, each such portion of any paragraph of this Article VI containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision or provisions held invalid, illegal or unenforceable.
~~Section 6.6. Expenses as a Witness. To the extent that any Director or officer of the Corporation is by reason of such position, or a position as a director, officer, trustee, employee or agent with another entity at the request of the Corporation, a witness in any action, suit of proceeding, he or she shall be indemnified against all costs and expenses actually and reasonably incurred in connection therewith.~~
Section 6.6 ~~Section 6.7.~~ Nature of Rights. The rights conferred upon indemnitees by this Article VI shall continue as to an indemnitee who has ceased to be a Director or officer and shall inure to the benefit of such indemnitee’s heirs, executors and administrators. Any repeal or modification of the foregoing provisions of this Article VI shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.
Section 6.7 Requested Service. Any Director or officer of the Corporation serving, in any capacity, and any other person serving as director or officer of, (i) another organization of which a majority of the outstanding voting securities representing the present right to vote for the election of its directors or equivalent executives is owned directly or indirectly by the Corporation, or (ii) any employee benefit plan of the Corporation or of any organization referred to in clause (i), shall be deemed to be doing so at the written request of the Corporation’s Board.
Section 6.8 Contractual Rights; Applicability. The

right to be indemnified or to the reimbursement or advancement of expenses pursuant hereto (i) is a contract right based upon good and valuable consideration, pursuant to which the person entitled thereto may bring suit as if the provisions hereof were set forth in a separate written contract between the Corporation and the Director or officer, (ii) is intended to be retroactive and shall be available with respect to events occurring prior to the adoption hereof, and (iii) shall continue to exist after the rescission or restrictive modification hereof with respect to events occurring prior thereto.
ARTICLE VII
MISCELLANEOUS PROVISIONS
Section 7.1 Fiscal Year. The fiscal year of the Corporation shall begin and end on such dates as the Board at any time shall determine by resolution.
Section 7.2 Dividends. The Board may from time to time declare, and the Corporation may pay, dividends on its outstanding shares in the manner and upon the terms and conditions provided by law and the Certificate of Incorporation.
Section 7.3 Seal. The corporate seal, if any, shall have inscribed thereon the words “Corporate Seal,” the year of incorporation and the word “Delaware.”
Section 7.4 Waiver of Notice. Whenever any notice is required to be given to any stockholder or Director under the provisions of the DGCL or these Bylaws, a waiver thereof by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any annual or special meeting of the stockholders or the Board or any committee thereof need be specified in any waiver of notice of such meeting.
Section 7.5 Resignations. Any Director or any officer, whether elected or appointed, may resign at any time by giving written notice of such resignation to the Chairman of the Board or the Secretary, and such resignation shall be deemed to be effective as of the close of business on the date said notice is received by the Chairman of the Board or the Secretary, or at such later time as is specified therein. No formal action shall be required of the Board or the stockholders and the acceptance of such resignation shall not be necessary to make any such resignation effective.
Section 7.6 Form of Records. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or by means of, or be in the form of, any information storage device or method, provided that the records so kept can be converted into clearly legible paper form within a reasonable time.
Section 7.7 Manner of Notice. Except as otherwise provided herein or permitted by applicable law, notices to directors and stockholders shall be in writing and delivered personally or mailed to the directors or stockholders at their addresses appearing on the books of the corporation. Without limiting the manner by which notice otherwise may be given effectively to stockholders, and except as prohibited by applicable law, any notice to stockholders given by the corporation under any provision of applicable law, the certificate of incorporation, or these by-laws shall be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given. Any such consent shall be revocable by the stockholder by written notice to the corporation. Any stockholder who fails to object in writing to the corporation, within 60 days of having been given written notice by the corporation of its intention to send the single notice permitted under this Section 7.7, shall be deemed to have consented to receiving such single written notice. Notice to directors may be given by telecopier, telephone or other means of electronic transmission.
ARTICLE VIII
CONTRACTS; VOTING SECURITIES OF OTHER ENTITIES
Section 8.1 Contracts. Except as otherwise required by law, the Certificate of Incorporation, a Preferred Stock Designation or these Bylaws, any contracts or other instruments may be executed and delivered in the name and on the behalf of the Corporation by such officer or officers (including any assistant officer) of the Corporation as the Board may from time to time direct. Such authority may be general or confined to specific instances as the Board may determine. Unless provided otherwise by resolution of the Board, ~~the Chairman of the Board,~~ the Chief Executive Officer, the President or any Executive Vice President, Senior Vice President or Vice President may execute bonds, contracts, deeds, leases and other instruments to be made or executed for or on behalf of the Corporation. Subject to any restrictions imposed by the Board, ~~the Chairman of the Board,~~ the Chief Executive Officer, the President or any Executive Vice President, Senior Vice President or Vice President of the Corporation may delegate contractual powers to others under such person’s authority, it being understood, however, that any such delegation of power shall not relieve such officer of responsibility with respect to the exercise of such delegated power.
Section 8.2 Action with Respect to Securities of Other Entities. Unless otherwise provided by resolution adopted by the Board, the Chairman of the Board, the Chief Executive Officer, the President or any officer authorized by one of them shall have the power to vote and otherwise act, appoint an attorney or attorneys or agent or agents of the Corporation, in the name and on behalf of the Corporation, to cast the votes which the Corporation may be entitled to cast as the holder of stock, other securities or interests in any other entity, any of whose stock or other securities or interests may be held by the Corporation, at meetings of the holders of the stock, other securities or interests, of such other entity, or to consent in writing, in the name of the Corporation as such holder, to any action by such other entity, and may instruct the person or persons so appointed as to the manner of casting such votes or giving such consent, and may execute or cause to be executed in the name and on behalf of the Corporation and under its corporate seal or otherwise, all such written proxies or other instruments as he or she may deem necessary or proper and otherwise exercise any and all rights and powers that the Corporation may possess by reason of its ownership of stock, other securities or interests in such other entity.
ARTICLE IX
AMENDMENTS

These Bylaws may be altered, amended or repealed and new Bylaws may be adopted (a) at any annual or special meeting of stockholders by the affirmative vote of the holders of a majority of the voting power of the stock issued and outstanding and entitled to vote thereat; or (b) by the affirmative vote of a majority of the ~~Whole~~ Board; provided that in the case of any such stockholder action at a special meeting of stockholders, notice of the proposed alteration, amendment, repeal or adoption of such Bylaws must be contained in the notice of such special meeting.